Exhibit 99.1
"To help people and businesses by providing affordable, reliable and convenient payment services." Investor Relations 3rd Quarter 2005

The statements contained in this press release regarding the business of MoneyGram International, Inc. that are not historical facts are forward-looking statements and are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances due to a number of factors, including, but not limited to: (a) fluctuations in interest rates that may materially affect revenue derived from investment of funds received from the sale of payment instruments and commissions paid to financial institution customers; (b) material changes in the market value of securities we hold; (c) material changes in our need for and the availability of liquid assets; (d) successful management of the credit and fraud risks of retail agents, and the credit risk related to our investment portfolio; (e) continued growth rates approximating recent levels for consumer money transfer transactions and other payment product markets; (f) renewal of material retail agent and financial institution customer contracts, or loss of business from significant agents or customers; (g) technological and competitive changes in the payment services industry; (h) timely and successful implementation of new and/or improved technology, delivery methods, and product offerings including pre-paid debit/stored value cards and new bill payment services; (i) changes in laws, regulations or other industry practices and standards which may require significant systems redevelopment, reduce the market for or value of the company's products or services or render products or services less profitable or obsolete; (j) continued political stability in countries in which MoneyGram has material agent relationships; (k) material lawsuits or investigations; (l) catastrophic events that could materially adversely impact operating facilities, communication systems and technology of MoneyGram, its clearing banks or major customers, or that may have a material adverse impact on current economic conditions or levels of consumer spending; (m) material breach of security of any of our systems; (n) our ability to comply with the requirements of Sarbanes-Oxley Section 404 regarding the effectiveness of internal controls; (o) potential patent liability for intellectual property related to our development of new and enhanced products and services; and (p) other factors more fully discussed in MoneyGram's filings with the Securities and Exchange Commission. Actual results may differ materially from historical and anticipated results. These forward- looking statements speak only as of the date on which such statements are made, and MoneyGram undertakes no obligation to update such statements to reflect events or circumstances arising after such date. Forward Looking Statements 2

Investment Highlights Clear strategies for growth Strong, growing and defensible market positions Favorable end-market dynamics Leader in payment services solutions and platforms Leverageable platform Long-term contracts Attractive financial profile: cash flow, margins, minimal debt, diverse and recurring revenues 3

MoneyGram International, Inc. Our Purpose: To help people and businesses by providing affordable, reliable, and convenient payment services Our Corporate Values: Respect, Courage, Passion, Integrity, Teamwork MoneyGram International Value Proposition Shareholder Value 4

Providing our worldwide consumers and business partners with a superior value proposition to drive revenue and market share Delivering a superior, reliable, low cost service platform to our business partners and consumers to enhance their profitability and economic benefit Expanding our distribution channels and creating new delivery methods to increase volume and revenue Delivering new payment products and related financial services to complement our product suite Pursuing alliances and acquisitions that complement strategic goals Growth Strategy 5

Controlled Disbursement PrimeLink Suite Financial Money Orders Products Money Transfer Retail Money Orders Global Funds Transfer Payment Systems We Operate Two Business Segments 6 Urgent Bill Payment

MoneyGram Business Summary

		Distribution Channel	Primary Customer	Revenue Sources	MoneyGram Brand
Global Funds Transfer	Money Transfer	Retail chains, check cashers, independents, international post offices, internet users, and financial institutions	Unbanked/ Underbanked consumers and convenience users	Transaction fees; Foreign exchange	MoneyGram Co-branded
	Urgent Bill Payment	Retail chains, check cashers, independents, and internet users	Convenience users directed by billers Unbanked/Underbanked consumers	Transaction fees	ExpressPayment, BuyPay, FlashPay
	Money Orders	Retail chains, check cashers, and independents	Unbanked/ Underbanked consumers and convenience users	Transaction fees; Investment revenue, Dispenser Fees	Travelers Express, MoneyGram, Private Label, and Co-branded
Payment Systems	Official Checks	Banks, thrifts, credit unions, and non-bank financial institutions	Banked consumers, financial institutions	Investment revenue, Transaction fees	Travelers Express, Private Label, and Co-branded
	Controlled Disbursement Services	Financial institutions, businesses, government	State governments, businesses offering rebates	Transaction fees	FSMC, Inc.

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MoneyGram International

MoneyGram Proprietary & Confidential. © 2004 Travelers Express Company, Inc. All rights reserved.

MGI Western Union Remaining 3 13 84 One of two global money transfer providers Expanding market Expanding global distribution network Value provider among competitors "Leverageable" operating platform Investing in marketing, people, and infrastructure 1IMF Balance of Payments Yearbook, publicly-available data, and MGI estimates Money Transfer Industry Western Union 13% MGI 3% Remaining 84% 8 Global Money Transfer1

41 6 175 million immigrants worldwide 16 20 6 31 25 30 41 6 16 20 31 25 30 6 Immigrants - Our Core Consumer 9

Follows husband to Nairobi Meets brother-in-law in Berlin Reunites with brother in Rome Lives with friends in Paris Rents apartment with sister in London Meets uncle in New York Settles in Minneapolis with her family, staying with aunt for first 6 months Belyew's journey to Minneapolis Born Consumer Profiles 10

Sister: London, England Brother: Rome, Italy Mother: Addis Ababa, Ethiopia Belyew: Minneapolis Consumer Profiles 11 Belyew's Receivers

12/1/1998 12/1/1999 12/1/2000 12/1/2001 12/1/2002 Dec-03 Dec-04 9/5/2005 Total 26.7 32 38.5 50.3 57.1 63 77 84 (in thousands) 27 32 39 50 57 63 77 MoneyGram has a large and growing network of global agents Compound annual growth rate of over 18% 12 84 Expanding Global Distribution Network

MoneyGram Niche Players Banks Western Union Service Level and Convenience High Low Low High Time to Delivery 10 mins Variable and unknown 1-3 days 10 mins Affordability Affordable with value added services Affordable no additional services Uncertain Less affordable Safety/ Reliability Safe/reliable Uncertain Safe/reliable Safe/reliable Network/Brand Awareness Global network Growing awareness Geographically Limited Low awareness Geographically Limited Low awareness Global network High awareness 13 MoneyGram is the Value Provider

Q102 Q202 Q302 Q402 Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Domestic Originated 100 108.95 118.31 130.96 140.62 146.62 161.45 174.82 190.99 201.61 222.52 244.89 257.75 278 314.1 Int'l Originated 100 121.49 134.34 151.15 141.36 161.15 168.19 185.28 174.39 201.77 222.92 259.06 257.17 299.65 307.8 Mexico 100 116.1 113.02 108.47 101.37 126.46 138.79 142.4 139.68 172.94 176.74 180.23 172.79 221.41 228.8 Total Money Transfer 100 112.67 120.69 131.34 134.28 146.24 159.07 171.59 179.14 196.9 215.04 237.08 243.59 273.04 298.8 Money Transfer Transaction Volume 14

2004 Money Transfer Diversifying Geographically 15 Other = International + Domestic + Express Payment Mexico 24% Other 76% Other 87% Mexico 13% 2000 % of Total Transaction Volume

Money Transfer Revenue 16 Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 69836 75840 80895 83338 86198 95174 102764 111234 111296 124545 132800 ($ Millions) (Includes Urgent Bill Payment Revenue)

'00 '01 '02 '03 '04 % Op Margin Growth 0 0.3 1.52 1.79 2.26 Money transfer has experienced growth in operating leverage In 2005, MGl will invest in marketing, people and infrastructure for long-term growth 17 Base Year = 0 Operating Leverage

MGI FDC Post Office Others 0.38 0.28 0.24 0.09 Strong position in seasoned market Attractive economics Use of paper-based payment instruments is declining at 7 to 10 percent annually Well-positioned to capture market share through new agents and strategic opportunities Focused on maximizing cash flow and profitability Over 50,000 agents and financial institutions MGI 39% Others 9% Post Office 24% FDC 28% Money Order1 Based on Transaction Volume Maximizing the Value of the Money Order Business 18 1Based on publicly-available data and MGI estimates

Phone or Sending Money Receiving Money Currency type Local Dollar Contact point Method of payment Method Cash/MO at retail Retail Internet Cash Evolving Channels For Retail Businesses eMoney Transfer Directed sends Multiple currency Telephone payment and Dollar/ Euro Global Payment System We operate in multiple channels offering convenience and flexibility for our customers 19

New Products Launched MoneyGram eMoney Transfer New Products being introduced in 2005 MoneyGram Pre-Paid MasterCard(r) Card Directed Sends New Global Funds Transfer Products 20

Second largest provider of official check outsourcing services to financial institutions in the U.S. Superior technology platform and outsourcing solutions Meaningful cross-selling opportunities Payment Systems Segment 21

Re-presented check solutions Remote deposit services Pay on clear Leveraging Payment Systems processing capabilities and expanding relationships with financial institutions 22 Payment Systems New Products

'98 '99 '00 '01 '02 '03 '04 '05 Total 2.3 3 3.8 4.9 6.1 7 6.8 6.6 ($ in billions) Investment Portfolio 23 In late 2002 and 2003 mortgage refinance activity increased balances In 2004, refinance activity declined In 2005, client financial institution consolidation will result in lower balances Forecast

Global Funds Transfer 39% Money transfer volume growth 29% Money transfer revenue growth 22% GFT revenue growth Payment Systems Repricing Generating fees Reducing commissions Other Increased share repurchase authorization 3rd Quarter 2005 Highlights 24

Q304 Q305 Global Funds Transfer 138 168 Payment Systems 79 79 Segment Financial Performance Revenue 138 79 168 79 25 Q304 Q305 Global Funds Transfer 27 35 Payment Systems 9 8 27 35 9 8 Operating Income Global Funds Transfer Payment Systems

Sept YTD 04 Sept YTD 05 Global Funds Transfer 387 474 Payment Systems 220 240 Segment Financial Performance Revenue 387 220 474 240 26 Sept YTD 04 Sept YTD 05 Global Funds Transfer 73 91 Payment Systems 24 32 73 91 24 32 Operating Income Global Funds Transfer Payment Systems

2002 2003 2004 Global Funds Transfer 413 450 532 Payment Systems 295 287 295 2002 2003 2004 Global Funds Transfer 94 97 103 Payment Systems 22 15 27 Segment Financial Performance Revenue Operating Income 532 295 450 287 413 295 94 97 103 27 15 22 27 Global Funds Transfer Payment Systems

Deploying capital to drive growth and incremental shareholder value Technology Enhancements Acquisitions Debt Repayment Share Buybacks Dividends Debt to Capital Ratio = 20%1 Total Debt = $150 mm Shareholders' Equity = $606 mm Capital 28 1 As of 6/30/05

MoneyGram International has attractive investment characteristics The spin off from Viad has positioned MGI for even stronger growth We have clear growth strategies and operate in global market with compelling growth opportunities Money Transfer is and will continue to drive total company growth We are introducing new products Our deployment of capital is based on shareholder value added Summary 29